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                                                                  Exhibit 10.236

                   AMENDED AND RESTATED FOURTEENTH AMENDMENT
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

This Amended and Restated Fourteenth Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER Corp., COMAY Corp., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors") and MEGO FINANCIAL CORP., formerly named Mego Corp., (the "Assignee")

                                  WITNESSETH:

WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988 and by the Second Amendment to Assignment and Assumption Agreement dated as of March 2, 1995, the Third Amendment to Assignment and Assumption Agreement dated as of August 20, 1997 and the Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Thirteenth amendments to Assignment and Assumption Agreement dated as of February 26, 1999, May 28, 1999, August 9, 1999, November 20, 1999, January 31, 2000, April 30, 2000, August 31, 2000,
November 15, 2000, February 15, 2001 and June 29, 2001 respectively, between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

     WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

     WHEREAS, the amount due the Assignors as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995, in the amount of $9,322.57, collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

     WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled, (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment, (iii) $35, 714.28 was paid on September 1, 1998 and (iv) $75,000.00 was paid on May 1, 2001, leaving a remaining balance of the Subordinated Debt of $4,210,714.29; and

     WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of all of the issued and outstanding common stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1988 (the "Pledge Agreement") between the Assignee and the Assignors; and

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     WHEREAS, interest on the Subordinated Debt has been paid through March 1,
2001; and

     WHEREAS, on November 1, 2001, the Assignors entered into a Fourteenth Amendment which, among other things, deferred the payment of the Subordinated Debt from December 1, 2001 to February 1, 2002; and

     WHEREAS, the Assignees and Assignors have determined that the principal amount as stated in the Fourteenth Amendment as $4,285,714.29 should have been stated as and is agreed to be $4,210,714.29; and

     WHEREAS, the Assignee has requested that the Assignors further defer the payment of principal of the Subordinated Debt payable on December 1, 2001, in the total amount of $4,210,714.29, and interest due on said date to March 1, 2002; and

     WHEREAS, in order to correct the error in the Fourteenth Amendment and to extend the maturity date of the Subordinated Debt to March 1, 2002, the Assignee and Assignors desire to enter into this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

     1.   The statements in the foregoing preamble are true and correct.

     2. The payment previously deferred to December 1, 2001, totaling in the aggregate $4,210,714.29, and all interest due and payable thereon is hereby deferred to March 1, 2002.

     3. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement and that the Pledge Agreement remains in full force and effect.

     4. The Assignee and Assignors agree that this Amendment is an amendment to the Assignment and not a novation, and that except as modified hereby, all terms and conditions of the Assignment, including but not limited to provisions with respect to the payment of interest and acceleration of the entire balance of principal and interest if any payment is not made within 30 days of its due date, shall remain in full force and effect.

     5.   It is agreed that this Amendment may be signed in counterparts.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of November 15, 2001.

     MEGO FINANCIAL CORP.                    H&H Financial, Inc


     _________________________               ________________________
     By: Jon A. Joseph, Vice President       By: Herbert Hirsch, President
        & General Counsel


     RER CORP.                               Growth Realty Inc


     ____________________________            ________________________
     By: Robert Nederlander, President       By: Eugene Schuster, C.E.O.


     Comay Corp


     ____________________
     By: Jerome J. Cohen, President

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